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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                               Amendment No. 1 to

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 18, 2001



                            FIRST INDIANA CORPORATION
             (Exact name of registrant as specified in its charter)


           Indiana                     0-14354                 35-1692825
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  (State or jurisdiction of          (Commission              (IRS Employer
incorporation or organization)       File Number)          Identification No.)

   135 N. Pennsylvania Street, Suite 2800                       46204
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           Indianapolis, Indiana                              (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (317) 269-1200


                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 9.  Regulation FD Disclosure

               On April 18, 2001, First Indiana Corporation (the "Corporation") held its annual shareholders' meeting which resulted in the re-election of the following three (3) directors of the Corporation:
          Robert H. McKinney, Owen B. Melton, Jr. and Michael L. Smith.

               At the annual meeting, management presented a series of slides describing historical performance data concerning earnings, balance sheet growth, and other financial trends.

               During the slide presentation and the question-and-answer  period
          following  the   presentation,   management   provided  the  following
          information:

         1. McDonald and Company Securities, one of the Corporation's market makers, has published an estimated increase in the Corporation's 2001 earnings of eight percent (8%) over 2000 earnings, and a member of the Corporation's management indicated that the Corporation is currently "comfortable" with such an estimate. However, the Corporation assumes no duty or responsibility for updating its view or otherwise providing further information with respect to such estimate of McDonald and Company Securities.

         2. The president of the Corporation's wholly-owned subsidiary, Somerset Financial Services LLC ("Somerset") indicated that Somerset's budgeted pre-tax earnings for 2001 were approximately $1.3 million, and that earnings from Somerset were "on track" with that budget.

         3. A member of the Corporation's management also indicated that the Corporation's acquisition in September, 2000 of Somerset Group, Inc. is expected to be accretive to the Corporation's earnings in 2001.


               Information provided at the annual shareholders' meeting was accompanied by the following statement:

               Statements contained in this presentation that are not historical facts may constitute forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended) which involve significant risks and uncertainties. First Indiana intends such forward-looking statements to be covered by the safe harbor provisions in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe-harbor provisions. First Indiana's ability to predict results or the actual effect of future plans or strategies is inherently uncertain, and involves a number of risks and uncertainties. In particular, among the factors that could cause actual results to differ materially are statutory or regulatory changes, significant unanticipated judicial decisions, or substantial changes in financial markets in general or the business and commercial loan market in particular. The fact that there are various risks and uncertainties should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements.


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                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  FIRST INDIANA CORPORATION



Date: April 19, 2001       By:  /s/ William J. Brunner
                                -----------------------
                                    William J. Brunner
                                    Vice President and Treasurer